Certain risks and concentration - Summary of Changes in Level 3 Financial Liabilities for Convertible Notes and Derivative Liability (Details) - Fair Value Measurements Recurring - Contingent Consideration Payable
$ in Thousands
12 Months Ended
Dec. 31, 2022 USD ($)
Fair value measurement
Balance at the beginning of year	$ 4,507
Transfer to accrued liabilities	$ (4,507)